UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

COLUMBIA LABORATORIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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354 Eisenhower Parkway Plaza I, Second Floor Livingston, NJ 07039 TEL: (973) 994-3999 FAX: (973) 994-3001

April 10, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Columbia Laboratories, Inc. (“Columbia”) on Monday, May 15, 2006, at 10:00 a.m. at Columbia’s principal executive offices at 354 Eisenhower Parkway, Livingston, New Jersey, 07039.

We hope that you can join us at this meeting. As a stockholder, your participation in the affairs of Columbia is important, regardless of the number of shares that you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by completing and returning the enclosed proxy card, or by voting through the Internet or by telephone using the procedures described in the accompanying Proxy Statement and proxy card.

Enclosed are Columbia’s 2005 Annual Report and Proxy Statement for the 2006 Annual Meeting of Stockholders. We hope you find it informative reading.

Sincerely yours,

/s/ Robert S. Mills
Robert S. Mills
President and Chief Executive Officer

/s/ Stephen G. Kasnet
Stephen G. Kasnet
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Monday, May 15, 2006

PLACE	Columbia Laboratories, Inc. 354 Eisenhower Parkway Plaza 1, 2nd Floor Livingston, NJ 07039

ITEMS OF BUSINESS	1.	To elect 7 members to the Board of Directors.

	2.	To ratify the appointment of Goldstein Golub Kessler LLP as Columbia’s independent auditors for the current year.

	3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment thereof if you were a stockholder at the close of business on March 30, 2006.

ANNUAL REPORT	Columbia’s 2005 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

By Order of the Board of Directors /s/Michael McGrane Michael McGrane Secretary

This Proxy Statement and accompanying proxy card are being distributed on or about April 10, 2006.

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE THROUGH THE INTERNET OR BY TELEPHONE USING THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

ATTENDANCE AND VOTING MATTERS

Q:	Why am I receiving these materials?

A:
The Board of Directors (the “Board”) of Columbia Laboratories, Inc. (“Columbia,” the “Company,” “we,” “our,” or “us”, as the context requires) is providing this proxy statement (this “Proxy Statement”) and accompanying proxy card to solicit your proxy in connection with Columbia’s annual meeting of stockholders, which will take place on May 15, 2006. You are invited to attend the annual meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What information is contained in these materials?

A:
This Proxy Statement contains information related to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and Columbia’s most highly paid officers, and other required information. We have also enclosed for your review Columbia’s 2005 Annual Report. This report contains financial and other information about our business during our last fiscal year, but does not constitute part of our proxy soliciting material.

Q:	What proposals will be voted on at the annual meeting?

A:	There are two proposals scheduled to be voted on at this year’s annual meeting:

•	The election of seven directors to the Board; and
•	Ratification of the appointment of Goldstein Golub Kessler LLP to audit Columbia’s books and accounts for 2006.

We will also consider and vote upon any other proposal properly brought before the annual meeting.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

•	FOR the election of each of the nominees named herein to the Board;
•	FOR the ratification of the appointment of Goldstein Golub Kessler LLP.
•	In the proxy holders’ discretion FOR or AGAINST such other business as may properly come before the annual meeting or any adjournment or adjournments thereof.

Q:	What shares may I vote?

A:
You may vote all shares of Columbia’s common stock, par value $0.01 per share (“Common Stock”), Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), and Series E Convertible Preferred Stock, par value $0.01 per share (“Series E Preferred Stock”), that you owned as of March 30, 2006, which is the record date. These shares include (1) those held directly in your name as the stockholder of record and (2) those held for you as the beneficial owner through a stockbroker, bank or other nominee.

Each share of Common Stock is entitled to one vote. Each share of Series B Preferred Stock is entitled to 20.57 votes (which is the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible). Each share of Series E Preferred Stock is entitled to 50 votes (which is the number of shares of Common Stock into which each share of Series E Preferred Stock is convertible). Columbia’s Series C Convertible Preferred Stock has no voting rights.

On the record date, there were approximately 49,336,382 shares of Common Stock issued and outstanding (each of which is entitled to one vote per share), 130 shares of Series B Preferred Stock issued and outstanding having voting power equal to 2,674 shares of Common Stock, and 69,000 shares of Series E Preferred Stock issued and outstanding having voting power equal to 3,450,000 shares of Common Stock.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most Columbia stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Columbia’s transfer agent, American Stock Transfer & Trust Company (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your proxy directly to Columbia or to vote in person at the annual meeting. Columbia has enclosed a proxy card for you to use.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote, but because you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my shares in person at the annual meeting?

A:
You may vote shares you hold directly in your name as the stockholder of record in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

If you are the beneficial owner of shares held in street name and your broker or nominee is forwarding these proxy materials to you, you may vote the shares in person at the annual meeting only if you obtain a signed proxy from your broker or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

By Mail—You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

On the Internet—If you hold your shares in street name and the firm that holds your shares offers Internet voting, your broker voting instruction card will contain instructions on how to vote on the Internet. If you vote on the Internet, you do not need to mail in your proxy card.

By Telephone— If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction card will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card.

Q:	May I change or revoke my vote?

A:
Yes, you may change or revoke your proxy instructions at any time prior to the vote at the annual meeting. If you hold your shares directly and returned your proxy by mail, you must (a) file with Columbia’s Transfer Agent written notice of revocation or (b) timely deliver a valid, later-dated proxy. Your attendance at the annual meeting will not revoke your previously granted proxy unless you give written notice of revocation to Columbia’s Transfer Agent before the vote at the annual meeting or you vote by written ballot at the annual meeting. For shares you own beneficially, you may change your vote by submitting new voting instructions to your broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

Q:	How are votes counted?

A:
In the election of directors, you may vote “FOR” one or more of the nominees or you may “WITHHOLD AUTHORITY” with respect to one or more of the nominees. For the other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST”. If you sign your proxy card or broker voting instruction card with no further instructions, your proxies will vote your shares in accordance with the recommendations of the Board.

Q:	What is the quorum requirement for the annual meeting?

A:
The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares of Common Stock, shares of Common Stock into which the Series B Preferred Stock is convertible and shares of Common Stock into which the Series E Preferred Stock is convertible (collectively, the “Shares”) entitled to be voted. The Shares may be present in person or represented by proxy at the annual meeting.

Q:	What is the voting requirement to approve each of the proposals?

A:
In the election for directors, each director requires the affirmative “FOR” vote of a plurality of those Shares represented, in person or by proxy, and entitled to vote at the annual meeting. The other proposal requires the affirmative “FOR” vote of a majority of those Shares represented, in person or by proxy, and entitled to vote at the annual meeting. In both cases, a quorum must be present at the annual meeting for a valid vote.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the annual meeting?

A:	We will announce preliminary voting results at the annual meeting and publish final results in Columbia’s quarterly report on Form 10-Q for the second quarter of 2006.

Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 29 and 30.

OWNERSHIP OF THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

Common Stock. The following table sets forth, as of March 30, 2006, information with respect to:

•	each person known to us to be the beneficial owner of more than 5% of Columbia’s Common Stock;
•
beneficial ownership by all of Columbia’s directors (including retiring directors and director nominees) and executive officers named in the Summary Compensation Table on page 15 (the “Named Officers”); and

•	beneficial ownership by all of Columbia’s current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director, director nominee or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before May 29, 2006 (60 days after March 30, 2006) through the exercise of any stock option or other right. Unless we indicate otherwise, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the class of shares set forth in the following tables.

Common Stock

Name and Address of Beneficial Owner	Number of SharesBeneficially Owned (1)	Percentage of Total (2)
David M. Knott/Dorset Management Corporation (3) 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	5,628,308	11.1%

Perry Corp./Richard C. Perry (4) 767 Fifth Avenue, 19th Floor New York, New York 10153	5,582,000	10.9%

Deutsche Bank AG (5) Taunusanlage 12 D-60325 Frankfurt on Main Federal Republic of Germany	3,300,000	6.7%

John P. Curran (6) 237 Park Avenue, Suite 900 New York, New York 10017	2,920,220	5.9%

Directors and Named Officers:

Valerie L. Andrews	0	*

Edward Blechschmidt (7)(8)	89,000	*

James S. Crofton	0	*

Stephen Kasnet (7)	49,000	*

Michael McGrane (7) (9)	314,060	*

Robert S. Mills (7) (9)	303,225	*

Denis M. O’Donnell, M.D. (7)	122,000	*

Selwyn P. Oskowitz, M.D. (7)	85,000	*

David L. Weinberg (7)	190,685	*

All Directors and Executive Officers as a Group (9 persons) (7)(8)(9)	1,152,970	2.3%

*	Signifies less than 1%

(1)
Includes shares that may be acquired through the conversion of shares of preferred stock, the exercise of warrants or stock options, in each case, that are convertible or exercisable on or before May 29, 2006.

(2)
Based on 49,336,382 shares outstanding at March 30, 2006. In calculating the percentage of ownership, all shares of Common Stock of which the identified person or group has the right to acquire beneficial ownership on or before May 29, 2006 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by that person or group. These shares are not, however, deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person or group.

(3)
Based on Schedule 13G filed on or about March 23, 2006 with the Securities and Exchange Commission by Dorset Management Corporation and David M. Knott, and a Form 3 filed on or about March 17, 2006, with the Securities and Exchange Commission by David M. Knott, in which (a) Dorset Management Corporation reported beneficial ownership of 5,591,788 shares of Common Stock, which includes 371,428 shares of Common Stock that are issuable upon conversion of 1,300 shares of Series C Preferred Stock and 1,168,000 shares of Common Stock that are issuable upon conversion of 23,360 shares of Series E Preferred Stock and (b) David M. Knott reported beneficial ownership of the shares reported as beneficially owned by Dorset Management Corporation, plus 4,520 additional shares of Common Stock and 32,000 shares of Common Stock issuable upon conversion of 640 shares of Series E Preferred Stock.

(4)
Based on Schedule 13G filed on or about June 10, 2005 with the Securities and Exchange Commission by Perry Corp. and Richard C. Perry, in which each of them reported sole beneficial ownership of 5,582,000 shares of Common Stock, which includes 1,750,000 shares of Common Stock issuable upon conversion of 35,000 shares of Series E Preferred Stock.

(5)	Based on Schedule 13G filed on or about January 31, 2005 with the Securities and Exchange Commission.

(6)	Based on Schedule 13G filed on or about March 20, 2006 with the Securities and Exchange Commission.

(7)
Includes shares which may be acquired upon the exercise of options exercisable within 60 days after March 30, 2006, as follows: Mr. Blechschmidt, 25,000 shares; Mr. Kasnet, 24,000 shares; Mr. McGrane, 270,060 shares; Mr. Mills, 263,225 shares; Dr. O’Donnell, 122,000 shares; Dr. Oskowitz, 83,000 shares; and Mr. Weinberg, 186,085 shares.

(8)	Includes 18,000 shares owned by Mr. Blechschmidt as custodian for his three minor children.

(9)	Includes restricted shares that were unvested on March 30, 2006, as follows: Mr. McGrane, 30,000 shares; and Mr. Mills, 40,000 shares.

Series B Preferred Stock. Michael & Marla S. Nissan, 876 Park Ave., New York, NY 10021, hold all 130 outstanding shares of the Series B Preferred Stock.

Series E Preferred Stock. The following table sets forth, as of March 30, 2006, information with respect to each person known to us to be the beneficial owner of more than 5% of Columbia’s Series E Preferred Stock.

Series E Preferred Stock
Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Total (1)
Perry Partners, L.P. 767 Fifth Avenue, 19th Floor New York, New York 10153	9,464	13.7%

Perry Partners International, Inc. 767 Fifth Avenue, 19th Floor New York, New York 10153	25,536	37.0%

Harvest Offshore Investors, Ltd. 600 Madison Avenue New York, New York 10022	6,140	8.9%

Knott Partners, L.P. 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	7,980	11.6%

Matterhorn Offshore Fund Ltd. 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	9,580	13.9%

Shoshone Partners, LP 485 Underhill Boulevard, Suite 205 Syosset, New York 11791	5,180	7.5%

(1)	Based on 69,000 shares of Series E Preferred Stock outstanding at March 30, 2006.

As of March 30, 2006, the Company knows of no persons other than those shown above who beneficially own as determined under rules of the Securities and Exchange Commission more than 5% of the Company’s outstanding Common Stock, Series B Preferred Stock, or Series E Preferred Stock.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder require the Company’s directors and executive officers and beneficial owners of more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of the Company’s Common Stock with the Securities and Exchange Commission. Copies of these reports are furnished to Columbia. The Company is required to identify any of those individuals who failed to file such reports on a timely basis. Based solely on Columbia’s review of the copies of such reports furnished to Columbia and representations from the persons subject to Section 16(a) with respect to Columbia, we believe that during 2005, all of Columbia’s executive officers, directors and 10% stockholders complied with the Section 16(a) requirements, with the exception of Mr. James S. Crofton, who filed seven days late reports on Form 3 and Form 4 with respect to his election to, and his option grant related to joining, the Company’s Board on October 24, 2005.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Goldstein Golub Kessler LLP (“GGK”) serves as the Company’s independent auditors and has served in that capacity since 1998.

The Audit Committee has recommended the reappointment of GGK as the independent public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2006. In making this recommendation, the Audit Committee considered the independence of GGK, and whether the audit and non-audit services GGK provides to the Company are compatible with maintaining that independence. The Audit Committee has adopted a set of policies governing the provision of non-audit services by GGK and those policies are included in the Audit Committee’s report. See “Board of Directors and Corporate Governance - Audit Committee.” The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to GGK. The advance approval requirement was not waived in any instance during the past fiscal year.

Fees and Services of Goldstein Golub Kessler LLP

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2005 and December 31, 2004 by the Company’s independent auditors, GGK:

	2005	2004
Audit Fees (1)	$230,000	$289,000
Audit Related Fees (2)	$0	$0
Tax Fees (3)	$0	$0
All Other Fees	1,000	3,000
Total	$231,000	$292,000

(1)
Audit fees consisted of fees for audit work performed in the auditing of financial statements, including the audit of our internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act.

(2)	Audit-related fees consisted principally of fees for 401(k) plan audit and consulting on financial accounting/reporting standards for transactions and related matters.

(3)	Tax fees consisted principally of fees for work performed with respect to tax compliance.

GGK has a continuing relationship with American Express Tax and Business Services Inc. (TBS) from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and, therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

The Audit Committee has adopted a formal policy on auditor independence requiring the advance approval by the Audit Committee of all audit and non-audit services from Columbia’s independent auditors. In determining whether to approve any services from Columbia’s independent auditors, the Audit Committee reviews the services and the estimated fees and considers whether approval of the proposed services will have a detrimental impact on GGK’s independence. On an annual basis, the Company’s management reports to the Audit Committee all audit and non-audit services performed during the previous twelve months and all fees billed by the Company’s auditor for such services.

In fiscal 2005, all fees were approved by the Audit Committee.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board in General

The Board is currently comprised of seven members. Directors are required by Columbia to be less than age 72 when elected or appointed unless the Board waives that provision with respect to an individual director whose continued service is deemed uniquely important to the Company. The Board can also fill vacancies and newly created directorships, as well as amend the bylaws to provide for a greater or lesser number of directors.

The Role of the Board in Corporate Governance

Pursuant to Columbia’s bylaws and Delaware General Corporation Law, Columbia’s business and affairs are managed under the direction of the Board. The Board plays an important role in the governance of the Company and in directing management’s overriding objective, the pursuit of long-term growth and increasing stockholder value. The responsibilities of the Board include:

•	Management succession;
•	Review and approval of the annual operating plan prepared by management;
•	Monitoring of performance in comparison to the operating plan;
•	Consideration of topics of relevance to the Company’s ability to carry out its strategic plan;
•	Review of the Company’s investor relations program; and,
•	Review and approval of significant actions by the Company.

Executive Sessions of and Communication with Independent Directors

Members of the Board are kept informed of Columbia’s business through discussions with the President and Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Mr. Kasnet, who serves as Chairman of the Board, presides at regular meetings of the Board. Except for Mr. Mills, President and Chief Executive Officer, each director qualifies as an “Independent” director under the current Nasdaq National Market listing standards. Independent directors meet regularly in executive session without management participation. This encourages open discussion.

The Board has implemented a process by which the Company’s stockholders can communicate directly with Independent directors. Columbia stockholders who want to communicate with the Board or any individual director may write to:

Columbia Laboratories, Inc.
354 Eisenhower Parkway
Plaza I, Second Floor
Livingston, NJ 07039
Attn: Board of Directors
- or -
directors@columbialabs.com

The letter should include a statement indicating that the sender is a Columbia stockholder. The General Counsel will review all stockholder letters to the Board and depending on the subject matter will:

•	Promptly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the director or directors to whom it is addressed;
•	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about Columbia and stock-related matters; or,
•	Not forward the letter if it relates to an improper or irrelevant topic.

The General Counsel or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Compensation of Directors

The following table provides information on Columbia’s compensation and reimbursement practices during 2005 for non-employee directors. Directors who are employed by Columbia do not receive any additional compensation for their Board activities.

Annual Retainer, Chairman and Vice Chairman	$40,000

Annual Director Retainer	$15,000

Committee Retainer	$1,000

Additional Retainer: Committee Chair (except Audit Committee)	$1,000

Additional Retainer: Audit Committee Chair	$5,000

Meeting Attendance Fees (per meeting)	$1,500	(in person)
	$500	(by telephone)

Stock Options Granted at Fair Market Value upon Election at Annual Meeting	10,000	(1)

Stock Options Granted per Committee at Fair Market Value upon Election at Annual Meeting	1,000	(2)

Reimbursement for Expenses Attendant to Board Membership	Yes

(1)	Consists of a grant of 10,000 options under our 1996 Long-Term Performance Plan, as amended (the “1996 Plan”). These options have a ten-year term and are exercisable after one year.

(2)	Consists of a grant of 1,000 options under our 1996 Plan for each Committee assignment. These options have a ten-year term and are exercisable after one year.

Meetings and Attendance During Fiscal 2005

The Board held 11 meetings in 2005. The Board also had four standing committees, as described below. Each director who served as a director during 2005 participated in 75% or more of the meetings of the Board and the Committees on which he or she served during the year ended December 31, 2005, with the exception of Dr. Max Link who declined to run for reelection to the Board at the May 2005 meeting and who participated in 73% of meetings from January to May 2005. At each regular meeting of the Board, the Independent directors meet in private without members of management.

We typically schedule a Board meeting in conjunction with our annual meeting and expect that our directors will attend, absent a valid reason such as a schedule conflict. Last year, all of the six individuals then serving as directors attended our annual meeting of stockholders.

Committees of the Board

The Board has the following four committees: (1) Audit, (2) Compensation, (3) Nominating and Corporate Governance, and (4) Scientific. The Board has adopted a written charter for each of the first three committees. The committee charters are posted in the “Investor Relations” section of our company website: www.columbialabs.com.

Audit Committee

The primary responsibility of the Audit Committee is to oversee Columbia’s reporting processes on behalf of the Board and the stockholders and to report the results of its activities to the Board. The Audit Committee’s primary duties and responsibilities are to:

•
Serve as an independent and objective party to monitor the Company’s financial reporting process, including the review of the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, and internal control systems (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the outside auditor or management);

•	Review earnings press releases;
•	Review and appraise the audit efforts of the Company’s independent accountants;
•	Provide an open avenue of communication among the independent accountants and financial and senior management; and,
•	Engage the Company’s independent accountants.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board on May 12, 2004, a copy of which is attached hereto as Appendix A.

 While the Audit Committee has the powers and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that Columbia’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

All of the members of the Audit Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and Section 10A(m)(3) of the Securities Exchange Act of 1934. Columbia has identified James S. Crofton as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission and the regulations thereunder.

     Members: Mr. Crofton, Mr. Kasnet, and Dr. O’Donnell                   Meetings last year: 9

Compensation Committee

The Compensation Committee provides assistance to the Board in fulfilling its responsibility to oversee and participate in the creation and administration of executive compensation programs and practices. The Committee:

•	Reviews and determines the annual salary of the Company’s Chief Executive Officer and other officers;
•	Reviews and approves Columbia’s management incentive compensation policies and programs; and,
•	Reviews and approves equity compensation programs for the Company’s employees, directors and consultants, including grants of options, restricted stock and other awards thereunder.

The Compensation Committee acts pursuant to the Compensation Committee Charter adopted by the Board on May 12, 2004.

All of the members of the Compensation and Stock Option Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

Members: Ms. Andrews, Mr. Blechschmidt, and Dr. O’Donnell               Meetings last year: 4

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee provides assistance to the Board in identifying, screening and recommending qualified candidates to serve as directors of Columbia. The Committee also oversees matters of corporate governance and provides counsel to the Board with respect to Board organization, membership and function. The Nominating and Corporate Governance Committee acts pursuant to the Nominating and Corporate Governance Committee Charter adopted by the Board on August 16, 2004.

The Nominating and Corporate Governance Committee is responsible for proposing to the Board nominees for election or reelection to the Board, based upon recommendations from the Chairman, the Chief Executive Officer, other Board members and Columbia stockholders.

Board candidates are considered by the Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to the Board must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry. In general, candidates will be preferred who currently hold, or recently held, an established executive level position and have extensive experience in business, finance, law, science, research or government. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through other sources. When current Board members are considered for nomination for reelection, the Nominating and Corporate Governance Committee will also take into consideration their prior Board contributions and performance as well as the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities. The Nominating and Corporate Governance Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other relevant information. This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to submit for election. The Nominating Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

Recommendations from stockholders may be submitted to Columbia in accordance with the procedures set forth in the additional Q&A information on pages 30 and 31. Any nominations for director to be made at an Annual Meeting of Stockholders must also be made in accordance with the requirements described in the Q&A information.

In addition to identifying, screening and recommending qualified candidates to serve as directors, the Nominating and Corporate Governance Committee’s responsibilities include:

•	Reviewing potential conflicts of prospective Board members;
•	Reviewing the composition of the Board and the skills and experience of its members; and,
•	Studying and making recommendations to the Board concerning the size, composition, compensation and functioning of the Board

The Nominating and Corporate Governance Committee has adopted a policy that does not permit non-employee directors to be nominated for election as a director at the next annual meeting of stockholders if the director will attain the age of 72 during the term for which he or she would be nominated.

All of the members of the Nominating and Corporate Governance Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

Members: Mr. Kasnet, Ms. Andrews, Mr. Blechschmidt, and Dr. Oskowitz.                    Meetings last year: 4

Scientific Committee

The Scientific Committee is responsible for reviewing and advising Company management on the Company’s research and development programs.

All of the members of the Scientific Committee are “independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market.

Members: Dr. Oskowitz, Mr. Blechschmidt, Mr. Crofton, and Dr. O’Donnell.                Meetings last year: 2

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, executive officers (including our President and Chief Executive Officer and our Chief Financial Officer and principal accounting officer) and employees of the Company. The Code was filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. Our Code of Business Conduct and Ethics is posted on the “Investor Relations” section of our company website: www.columbialabs.com. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our President and Chief Executive Officer or our Chief Financial Officer and principal accounting officer with respect to our Code of Business Conduct and Ethics, then we will post the amendment or a description of the waiver in the “Investor Relations” section of our company website.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2005. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.

The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board. The Board, in its business judgment, has determined that each Audit Committee member is “Independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market and under Section 10A(m)(3) of the Securities Exchange Act of 1934. Columbia has identified James S. Crofton as an “audit committee financial expert” as that term is defined in applicable regulations of the Securities and Exchange Commission. The Audit Committee has sole authority to retain, oversee, and terminate Columbia’s independent auditors, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent auditors.

The Company’s management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

Columbia’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to independently monitor and review these processes. However, Committee members are not professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. Committee members must rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, although Committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent auditors, the Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions cannot assure that the audit of Columbia’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that Columbia’s auditors are in fact “independent.”

In this context, the Committee held nine meetings during the year ended December 31, 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and Columbia’s independent auditors, GGK. The Committee discussed with Columbia’s independent auditors, with and without management present, the results of their examinations and their evaluations of Columbia’s financial statements.

In fulfilling the Committee’s oversight responsibilities, Committee members have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with Columbia’s management and the independent auditors, GGK, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Committee also discussed with GGK matters related to the conduct of the audit of Columbia’s financial statements and the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended (Communication with Audit Committees), SAS 89 (Audit Committee Communications) and SAS 90 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee’s discussions also included a discussion of the background and experience of the GGK audit team assigned to Columbia and the quality control procedures established by GGK. The Audit Committee received written disclosures and the letter from GGK required by Independence Standards Board Standard No. 1, which relates to the accountant’s independence from the Company and its related entities, and discussed with GGK their independence from the Company. The Audit Committee met with the independent auditors, GGK, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
James S. Crofton, Chair
Stephen G. Kasnet
Denis O’Donnell, M.D.

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

EXECUTIVE COMPENSATION

The following table discloses compensation received by Columbia’s Chief Executive Officer and its other executive officers for the fiscal year ended December 31, 2005, as well as their compensation for each of the fiscal years ended December 31, 2004 and December 31, 2003.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus		Number of Securities Underlying Options	All Other Compensation
Robert S. Mills	2005	$295,231	$50,000	(2)	271,350	$3,722	(9)
President & Chief	2004	270,000	0		60,000	99,878	(4)
Executive Officer (1)	2003	242,344	0		69,375	0

Michael McGrane	2005	$244,583	$0		67,435	$4,051	(9)
Senior Vice President,	2004	236,250	25,500	(3)	50,000	3,360	(9)
General Counsel & Secretary (5)	2003	233,906	0		43,875	0

David L. Weinberg	2005	$203,333	$0		62,315	$3,379	(9)
Vice President, Finance	2004	200,000	15,000	(3)	40,000	3,000	(9)
& Chief Financial Officer	2003	200,000	0		35,000	0

G. Frederick Wilkinson	2005	$500,000	$0		156,250	$2,150	(9)
President & Chief	2004	494,583	45,000	(7)	70,000	4,505	(9)
Executive Officer (6)	2003	450,000	90,000	(8)	45,000	0

(1)
Mr. Mills was promoted to President in January 2006 and named Chief Executive Officer in March 2006. He served as Senior Vice President and Chief Operating Officer from September 2003, prior to which he was Senior Vice President, Operations.

(2)	Bonuses paid pursuant to February 25, 2005 employment agreement.
(3)	Cash bonus pursuant to the 2004 Columbia Laboratories Incentive Plan and paid in 2005.
(4)
Consisted of a matching contribution made by Columbia under its Employee Savings Plan, a plan providing for broad-based employee participation (the “401(k) Plan”), of $4,050, plus $95,828 for reimbursement of relocation expenses, including a gross-up payment.

(5)	Mr. McGrane was promoted to Senior Vice President in January 2006. He served as Vice President and General Counsel, and Secretary from January 2002.
(6)	Effective February 4, 2006, Mr. Wilkinson resigned as President and Chief Executive Officer.
(7)	Payment to Mr. Wilkinson in March 2004 of the minimum guaranteed bonus for the third year under his March 2001 employment agreement.
(8)	Payment to Mr. Wilkinson in March 2003 of the minimum guaranteed bonuses for the initial two years under his March 2001 employment agreement.
(9)	Consisted of a matching contribution made by Columbia under its 401(k) Plan.

Option Grants in Fiscal Year 2005

The following table provides information on stock option grants in 2005 to the executive officers named in the Summary Compensation Table.

	Number of		% of Total			Potential Realizable Value at Assumed Annual Rates of
	Securities Underlying		Options Granted to	Exercise		Stock Price Appreciation for Option Term
Name	Options Granted		Employees in 2005	or Base Price	Expiration Date	5%	10%
Robert S. Mills	175,000	(1)	26.7%	$2.05	2/25/2015	$225,616	$571,755
	31,350	(2)	4.8	2.05	2/25/2015	40,417	102,426
	65,000	(3)	9.9	2.75	5/17/2015	112,415	284,881

Michael McGrane	12,435	(2)	1.9%	2.05	2/25/2015	16,032	40,627
	55,000	(3)	8.4	2.75	5/17/2015	95,120	241,053

David L. Weinberg	7,315	(2)	1.1%	2.05	2/25/2015	9,431	23,899
	55,000	(3)	8.4	2.75	5/17/2015	95,120	241,054
G. Frederick Wilkinson	56,250	(2)	8.6%	2.05	2/25/2015	72,519	183,778
	100,000	(3)	15.3	2.75	5/17/2015	172,946	438,279

(1)	Options granted under the 1996 Plan and exercisable at the rate of 25% per year, beginning February 25, 2006. Options become fully exercisable upon a change-in-control of the Company.
(2)	Options granted under the 1996 Plan and exercisable on the date of grant.
(3)	Options granted under the 1996 Plan and exercisable at the rate of 25% per year, beginning May 17, 2006. Options become fully exercisable upon a change-in-control of the Company.

Aggregated Option Exercises in Fiscal Year 2005 and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to outstanding stock options held at year end or exercised in 2005 by the executive officers named in the Summary Compensation Table.

Name	Shares Acquired On Exercise	Value Realized (1)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Robert S. Mills	0	$0	181,975	306,250	$178,213	$611,594
Michael McGrane	0	$0	200,060	136,250	$227,228	$164,969
David L. Weinberg	0	$0	162,315	85,000	$83,644	$122,500
G. Frederick Wilkinson	0	$0	1,093,750	177,500	$305,250	$245,875

(1)	Value realized is the spread between the market value of Columbia’s Common Stock on the date of exercise over the exercise price.
(2)
The closing sale price of the Common Stock on December 31, 2005, as reported on the Nasdaq National Market, was $4.65 per share. Value is calculated by multiplying (a) the difference between $4.65 and the option exercise price by (b) the number of shares of Common Stock underlying the option

Employment Agreements

In March 2006, the Company entered into an employment agreement (the “Mills Agreement”) with Robert S. Mills defining the terms of his employment with the Company as its President and Chief Executive Officer, effective January 5, 2006. The initial term of Mr. Mills’ employment under the Mills Agreement is through March 31, 2008 (unless earlier terminated in accordance with the terms of the Mills Agreement), with automatic one-year renewals unless either party gives written notice of nonrenewal at least sixty (60) days prior to the end of the then current term. If the Company elects not to renew the Mills Agreement, it is obligated to pay severance equal to one year’s base salary to Mr. Mills.

Pursuant to the Mills Agreement, Mr. Mills’ annual base salary is $340,000 subject to annual review and, within the discretion of the Board, upward adjustment. Mr. Mills is eligible to receive a target annual bonus of 50% of his base salary, as then in effect, based upon the parameters and criteria contained in the Company’s bonus plan and within the discretion of the Board. Mr. Mills’ actual bonus award may be higher or lower than the target bonus amount based upon achievement of the objectives by Mr. Mills and the Company. Mr. Mills is also entitled to participate in the benefit programs generally available to Company employees.

Pursuant to the Mills Agreement, on March 30, 2006, Mr. Mills received a grant of 40,000 shares of restricted Company common stock under the Company’s 1996 Plan. The restrictions on the shares will lapse on the first business day of the calendar month following the Company’s announcement of results of its Phase III multi-center, randomized, double-blind, placebo-controlled, clinical trial designed to assess the efficacy, safety and tolerability of Prochieve® 8% (progesterone gel) in preventing preterm delivery in pregnant women who are at increased risk for preterm birth.

Mr. Mills has the right, under the Mills Agreement, to resign his employment for “Good Reason,” as that term is defined in the Mills Agreement. The Company has the right, under the Mills Agreement, to terminate Mr. Mills’ employment with or without “Cause,” as that term is defined in the Mills Agreement. Termination for Cause for certain act(s) or failure(s) to act would not take effect unless and until the Company gives Mr. Mills written notice of the Company’s intention to terminate his employment for Cause, stating in detail the particular act(s) or failure(s) to act that constitute the grounds on which the proposed termination for Cause is based, and an opportunity to cure such conduct, if possible.

Pursuant to the Mills Agreement, Mr. Mills’ employment with the Company will terminate upon his death or in the event he has a “Disability,” as such term is defined in the Mills Agreement.

If Mr. Mills’ employment is terminated by the Company without Cause or by Mr. Mills with Good Reason, the Mills Agreement provides for payment of Mr. Mills’ base salary through the date of termination and a lump sum cash payment of one year’s annual base salary plus the greater of the amount of the cash bonus paid to Mr. Mills in the preceding year pursuant to the Company’s bonus plan or his target bonus in effect at the time of the termination. Mr. Mills will also be entitled to receive the medical and dental coverage in effect on the date of his termination for a period of twelve (12) months thereafter.

Pursuant to the Mills Agreement, Mr. Mills is prohibited from competing with the Company for a period of one year following the termination of his employment for any reason, and is also prohibited from soliciting any of the Company’s employees, customers or vendors during that period.

The Mills Agreement incorporates without change Mr. Mills’ Executive Change in Control Severance Agreement dated as of April 8, 2004. In the event of a “Change in Control” of the Company, as that term is defined in the Executive Change in Control Severance Agreement, if Mr. Mills’ employment is terminated by the Company without “Cause” or by Mr. Mills with “Good Reason”, as those terms are defined in the Executive Change in Control Severance Agreement (and within the time periods provided), Mr. Mills will receive a lump sum cash payment equal to one year’s annual base salary, plus the greater of the cash bonus paid to Mr. Mills in the preceding year pursuant to the Company’s bonus plan or his target bonus in effect at the time of the termination, plus the value of fringe benefits provided to him for the year prior to the Change in Control.

In March 2006, the Company entered into an employment agreement (the “McGrane Agreement”) with Michael McGrane defining the terms of his employment with the Company as its Senior Vice President, General Counsel, and Secretary, effective January 5, 2006. The initial term of Mr. McGrane’s employment under the McGrane Agreement is through March 31, 2008 (unless earlier terminated in accordance with the terms of the McGrane Agreement), with automatic one-year renewals unless either party gives written notice of nonrenewal at least sixty (60) days prior to the end of the then current term. If the Company elects not to renew the McGrane Agreement, it is obligated to pay severance equal to one year’s base salary to Mr. McGrane.

Pursuant to the McGrane Agreement, Mr. McGrane’s annual base salary is $279,500 subject to annual review and, within the discretion of the Board, upward adjustment. Mr. McGrane is eligible to receive a target annual bonus of 40% of his base salary, as then in effect, based upon the parameters and criteria contained in the Company’s bonus plan, within the discretion of the Board, and in consultation with the Company’s President. Mr. McGrane’s actual bonus award may be higher or lower than the target bonus amount based upon achievement of the objectives by Mr. McGrane and the Company. Mr. McGrane is also entitled to participate in the benefit programs generally available to Company employees.

Pursuant to the McGrane Agreement, on March 30, 2006, Mr. McGrane received a grant of 30,000 shares of restricted Company common stock under the Company’s 1996 Plan. The restrictions on the shares will lapse on the first business day of the calendar month following the Company’s announcement of results of its Phase III multi-center, randomized, double-blind, placebo-controlled, clinical trial designed to assess the efficacy, safety and tolerability of Prochieve® 8% (progesterone gel) in preventing preterm delivery in pregnant women who are at increased risk for preterm birth.

Mr. McGrane has the right, under the McGrane Agreement, to resign his employment for “Good Reason,” as that term is defined in the McGrane Agreement. The Company has the right, under the McGrane Agreement, to terminate Mr. McGrane’s employment with or without “Cause,” as that term is defined in the McGrane Agreement. Termination for Cause for certain act(s) or failure(s) to act would not take effect unless and until the Company gives Mr. McGrane written notice of the Company’s intention to terminate his employment for Cause, stating in detail the particular act(s) or failure(s) to act that constitute the grounds on which the proposed termination for Cause is based, and an opportunity to cure such conduct, if possible.

Pursuant to the McGrane Agreement, Mr. McGrane’s employment with the Company will terminate upon his death or in the event he has a “Disability,” as such term is defined in the McGrane Agreement..

If Mr. McGrane’s employment is terminated by the Company without Cause or by Mr. McGrane with Good Reason, the McGrane Agreement provides for payment of Mr. McGrane’s base salary through the date of termination and a lump sum cash payment of one year’s annual base salary plus the greater of the amount of the cash bonus paid to Mr. McGrane in the preceding year pursuant to the Company’s bonus plan or his target bonus in effect at the time of the termination. Mr. McGrane will also be entitled to receive the medical and dental coverage in effect on the date of his termination for a period of twelve (12) months thereafter.

Pursuant to the McGrane Agreement, Mr. McGrane is prohibited from competing with the Company for a period of one year following the termination of his employment for any reason, and is also prohibited from soliciting any of the Company’s employees, customers or vendors during that period.

The McGrane Agreement incorporates without change Mr. McGrane’s Executive Change in Control Severance Agreement dated as of April 8, 2004. In the event of a “Change in Control” of the Company, as that term is defined in the Executive Change in Control Severance Agreement, if Mr. McGrane’s employment is terminated by the Company without “Cause” or by Mr. McGrane with “Good Reason”, as those terms are defined in the Executive Change in Control Severance Agreement (and within the time periods provided), Mr. McGrane will receive a lump sum cash payment equal to one year’s annual base salary, plus the greater of the cash bonus paid to Mr. McGrane in the preceding year pursuant to the Company’s bonus plan or his target bonus in effect at the time of the termination, plus the value of fringe benefits provided to him for the year prior to the Change in Control.

In March 2004, the Company entered into a three-year employment agreement with G. Frederick Wilkinson to serve as President and Chief Executive Officer of the Company. Pursuant to his employment agreement, Mr. Wilkinson was entitled to a base salary of $500,000 per year plus a target fifty percent bonus. This employment agreement was terminated upon Mr. Wilkinson’s resignation from the Company effective February 4, 2006.

The Company has no other employment agreements.

Compensation Pursuant to Plans

Equity Compensation Plans. The Company has one equity compensation plan under which options to purchase Common Stock, shares of restricted Common Stock or stock appreciation rights may currently be awarded, the 1996 Plan. In addition, as of December 31, 2005, stock options remained outstanding that were granted under the 1988 Stock Option Plan, as amended (the “1988 Plan”). The persons eligible to receive awards, the number of shares reserved for issuance and the number of shares underlying outstanding options as of December 31, 2005, and the number of options granted during 2005 under each plan are as follows:

Name of Plan	Persons Eligible	# of Shares Reserved for Issuance	# of Shares Underlying Outstanding Options	# Options Granted in 2005
1988 Plan	Employees, directors and consultants	5,000,000	35,000	—

1996 Long-term Performance Plan(1)	Employees, directors and consultants	8,000,000	5,918,725	969,880

(1)	Any unexercised options that expire or terminate in accordance with the plan become available again for issuance under the plan, except that shares cannot be reissued upon the expiration of the plan.

Equity Compensation Plan Information

The following table provides information about shares of Company Common Stock that may be issued upon exercise of options, warrants and rights under our existing equity compensation plans. All information is provided as of December 31, 2005.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by the security holders	5,953,725	$7.80	1,575,300
Equity compensation plans not approved by the security holders (warrants)	725,000	$6.94	Not applicable
Total	6,678,725	$7.70	1,575,300

The equity compensation plans approved by the stockholders are the 1996 Plan and the 1988 Plan, as amended. These plans and warrants are described in more detail in Note 5 in the notes to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2005, a copy of which has been mailed to stockholders along with this proxy statement.

Compensation Committee Report

Policy.  The Company’s executive compensation program is administered by the Compensation Committee (the “Committee”), which consists of three non-employee directors who are also responsible for establishing the Company’s executive compensation policy. The Compensation Committee operates under a written charter adopted and approved by the Board. Each Committee member is “Independent” as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Company’s compensation program is designed to serve the Company’s goal of creating long-term stockholder value by allowing the Company to secure and retain the services of high quality executives who are essential to the Company’s long term success within a highly competitive industry and by aligning the interests of the executives with those of the Company’s stockholders.

The principal elements of the Company’s executive compensation program include base salary, annual incentive compensation and long-term incentive compensation.  Under the supervision of the Compensation Committee, the Company is continuing to develop compensation policies and programs that seek to align closely the financial interests of the Company’s employees with those of the Company and its stockholders, as well as to retain, motivate and reward talented employees. In establishing the Company’s compensation program, the Compensation Committee reviews compensation data for companies that compete with the Company for talent. These companies include primarily pharmaceutical and healthcare companies and are chosen on the basis of sales, market capitalization and geographic location. The Compensation Committee seeks to implement compensation programs that are competitive with those of peer companies.

It is the Committee’s practice, when considering any single component of an executive officer’s compensation, to take into consideration the aggregate amounts and mix of all the components. In March 2006, the Committee determined base salary levels for 2006 and bonus awards on account of 2005 performance. In the course of that process, the Committee reviewed all components of the named executive officers’ compensation, including salary, bonus, long-term compensation, the dollar value to the executive and cost to the Company of all personal benefits, and the actual projected payout obligations under potential severance and change-in-control scenarios. The Committee reviewed a tally sheet for each executive of the Company, including the named executive officers, setting forth all of the above components and affixing dollar amounts under various payout scenarios. Based on this review, the Committee concluded that the Chief Executive Officer’s aggregate compensation and the aggregate compensation of each other named executive officer is appropriate in light of the stated objectives of the Company’s compensation program and is reasonable and not excessive.

Base Salary. Mr. Mills’ and Mr. McGrane’s base salaries for 2006, of $340,000 and $279,500, respectiverly, are (and Mr. Wilkinson’s base salary was) established under employment agreements negotiated in 2006 (and 2004, respectively). Mr. Mills’ base salary was increased in 2005 to $300,000 from $270,000 under his employment agreement negotiated in February, 2005. Mr. McGrane’ base salary was increased in 2005 to $246,250 from $236,250 on the basis of his performance review. Salaries of other officers are determined by evaluating the responsibilities of the position and the experience and performance of the individual and comparing base salaries for comparable positions at peer group companies.

Annual Incentive Compensation.   The Compensation Committee believes that performance-based annual incentives, in the form of bonuses, should represent a significant component of the Company’s executive compensation program. In 2005, the Board adopted the Columbia Laboratories Incentive Plan (the “Plan”). The purpose of the Plan is to motivate and reward employees, including the named executive officers, for achievement of the Company’s financial, tactical and strategic objectives; to reinforce a strong performance orientation with variability in awards based upon individual contribution and teamwork; and, to provide a fully competitive compensation package that will enable the Company to attract, reward and retain high-caliber employees. The Plan is administered by the Committee, which has full power and discretion to interpret and administer the Plan. Awards under the Plan may be made in cash, stock options, or a combination thereof.

The Board established the annual corporate goals for 2005 under the Plan. The Company did not meet the performance goals and the Committee therefore did not make any awards under the Plan to the Company’s executive officers on account of 2005 performance.

Long-term Incentives. Stock-based compensation represents a significant portion of total compensation for Columbia’s executive officers. Under the 1996 Plan, the Compensation Committee grants stock options and restricted stock to senior management and other employees. Options or restricted stock are generally awarded to executive officers at the time that they join Columbia and annually thereafter, or when they receive a promotion with a significant increase in responsibilities and duties. Generally, options vest over a four-year period and have ten-year terms. Executives must be employed by Columbia at the time of vesting in order to exercise the options or for the lapse of restrictions on restricted stock. The amount of the stock option and restricted stock grants are based on individual performance, including managerial effectiveness, initiative, and teamwork.

Effective January 5, 2006, Mr. Mills and Mr. McGrane were granted 40,000 and 30,000 shares, respectively, of restricted Common Stock pursuant to their employment agreements. On May 17, 2005, Mr. Mills, Mr. McGrane, Mr. Weinberg and Mr. Wilkinson were granted options to purchase 65,000, 55,000, 55,000, and 100,000 shares, respectively, of Common Stock at $2.75 per share that vest over a four-year period. On February 25, 2005, the Company entered into an employment agreement with Mr. Mills as its Senior Vice President and Chief Operating Officer. Pursuant to his employment agreement, Mr. Mills was granted options to purchase 175,000 shares of Common Stock at $2.05 per share that vest over a four-year period.

Chief Executive Officer Compensation. The salary and incentive compensation awarded to the Company’s Chief Executive Officer were primarily based on negotiations of the applicable employment agreement, and took into consideration total compensation for comparable positions among companies in the Company’s industry or in industries that employ individuals of similar education and background, salaries of and incentive compensation awarded to the other executive officers of the Company and relative experience, reputation in the industry and expected contributions to the Company. In addition, the Compensation Committee considered the status of the Chief Executive Officer as the Company’s most senior officer and the important role the Chief Executive Officer has in achieving overall corporate goals. In awarding incentive compensation to the Chief Executive Officer, the Compensation Committee sets guidelines based on the foregoing competitive compensation data, and then considers overall corporate performance and the Chief Executive Officer’s role in attaining those results.

Section 162(m). With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. The Company believes that options granted pursuant to the 1988 Plan should qualify for a special transition rule which exempts from the deduction limitations of Section 162(m) compensation paid under certain previously approved plans. One such exception (the “Exemption”) applies to certain performance-based compensation provided that such compensation shall be approved by stockholders in a separate vote and that certain other requirements are met. The Company believes that stock options, stock appreciation rights, and restricted stock awards that constitute performance based awards granted under the 1996 Plan qualify for the Exemption.

COMPENSATION COMMITTEE:
Valerie L. Andrews, Chair
Edward Blechschmidt
Denis M. O’Donnell

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee serving at any time during 2005 were Valerie L. Andrews, Edward Blechschmidt, Denis M. O’Donnell, M.D., and Robert C. Strauss. There were no interlocks during 2005 between any member of the Compensation Committee and any other company.

Certain Relationships and Related Transactions

On March 10, 2006, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors for the private placement of 7,428,220 shares of the Company’s Common Stock at a price of $4.04 per share and warrants to purchase 1,857,041 shares of Common Stock (the “Warrants”). Such purchasers included Knott Partners, L.P., an affiliate of David M. Knott, and Curran Partners and Curran Family Partners II, affiliates of John P. Curran, each of which is a holder of more than five percent of the Company’s Common Stock. Pursuant to the Securities Purchase Agreement, (a) Knott Partners, L.P. purchased 1,485,149 shares of Common Stock and Warrants to purchase 371,287 shares of Common Stock; on March 24, 2006, Knott Partners, LP transferred an aggregate of 1,184,549 of those shares and Warrants to purchase an aggregate of 296,137 shares of Common Stock to its affiliates, Finderne, LLC, Commonfund Hedged Equity Company, Matterhorn Offshore Fund Limited and Shoshone Partners, LP, (b) Curran Partners purchased 495,050 shares of Common Stock and Warrants to purchase 123,762 shares of Common Stock and (c) Curran Family Partners II purchased 198,020 shares of Common Stock and Warrants to purchase 49,505 shares of Common Stock.

The Warrants are exercisable for common stock of the Company at $5.39 per share beginning on September 9, 2006, and expire on March 13, 2011, unless earlier exercised or terminated. The exercise price and number of shares issuable upon exercise are subject to adjustment in the event of stock split, stock dividend, recapitalization, reclassification, combination or exchange of shares, reorganization, liquidation, dissolution, consolidation, or merger. Under the terms of the Securities Purchase Agreement, the Company has filed a registration statement with the Securities and Exchange Commission to register for resale the shares of Common Stock issued pursuant to the Securities Purchase Agreement and the shares of Common Stock issuable upon the exercise of the Warrants, which registration statement is required under the Securities Purchase Agreement to become effective within 120 days following the closing. The Company will be required to pay certain cash penalties if it does not meet its registration obligations under the Securities Purchase Agreement.

On May 10, 2005, the Company raised $6.9 million from the issuance and sale of 69,000 shares of Series E Preferred Stock. The purchasers of such shares of Series E Preferred Stock included (a) Perry Partners, L.P and Perry Partners International, Inc., affiliates of Perry Corp., (b) Harvest Offshore Investors, Ltd. and (c) Knott Partners, L.P., Matterhorn Offshore Fund Ltd. and Shoshone Partners, LP, affiliates of David M. Knott, each of which is a holder of more than five percent of the Company’s Series E Preferred Stock and, in the case of David M. Knott, a holder of more than five percent of the Company’s Common Stock. The number of shares of Series E Preferred Stock purchased by each such stockholder is set forth in the table above under the caption “Ownership of the Company – Security Ownership of Certain Beneficial Owners and Management – Series E Preferred Stock.” The Series E Preferred Stock has a stated value of $100 per share. Each share of the Series E Preferred Stock may be converted by the holder into 50 shares of Common Stock, subject to adjustment, and will automatically be converted into common stock at that rate upon the date that the average of the daily market prices of the Company’s Common Stock for the 20 consecutive trading days preceding such date exceeds $6.00 per share. The Series E Preferred Stock pays no dividends and contains voting rights equal to the number of shares of Common Stock into which each share of Series E Preferred Stock is convertible. Upon liquidation of the Company, the holders of the Series E Preferred Stock are entitled to $100 per share.

Other than as described above, there is no information required to be disclosed by Item 404 of Regulation S-K under the Securities Act of 1933. This Item requires disclosure of certain transactions between the Company or a subsidiary of the Company and a (i) director, (ii) officer, (iii) holder of more than five percent of any class of Company voting securities (or any member of the immediate family member of the foregoing persons), (iv) corporation or organization (other than the registrant or a majority—owned subsidiary of the registrant) of which any of the persons specified in (i) or (ii) is an executive officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of securities, or (v) trust or other estate in which any of the persons specified in (i) or (ii) has a substantial beneficial interest or as to which such person serves as a trustee or in a similar capacity.

PERFORMANCE OF COMPANY STOCK

Comparison of Five-Year Cumulative Total Return[*]
Columbia Laboratories, Inc., Russell 2000 Index and Value Line Drug Index
(Performance Results through 12/31/05)

     The graph below shows the five-year cumulative total stockholder return assuming the investment of $100 at the close of trading on December 31, 2000 (and the reinvestment of dividends thereafter) in Columbia Laboratories, Inc. Common Stock, the Russell 2000 Stock Index and Columbia’s Peer Group (Value Line Drugs Index) (1)(2).

(1)
The total return for each of the Company’s Common Stock, the Russell 2000 Index and the pharmaceutical companies assumes reinvestment of dividends, although dividends have not been declared on the Company’s Common Stock.

(2)
The pharmaceutical companies include: Abgenix, Inc., Albany Molecular, Allergan, Inc., Andrx Group, Barr Pharmaceuticals, Biogen Idec, Biovail Corp., Bristol-Myers Squibb, Celgene, Ceplalon, Inc., Chiron Corp., Covance, Inc., Enzon Pharmaceuticals, Forest Labs, Genzyme General, Gilead Sciences, GlaxoSmithKline plc, Hospira, Inc., ImClone Systems, Inc., IVAX Corp., King Pharmaceuticals, Lilly(Eli) & Co., Medarex, Inc., Medicis Pharmaceutical, MedImmune Inc., Merck & Co., Mylan Labs, Nektar Therapeutics, Neurocrine Biosciences, NitroMed, Inc., Novartis AG, Novo Nordisk, Par Pharmaceutical Cos., PAREXEL International, Perrigo Co., Pfizer Inc., Pharmaceutical Product Development, Protein Design Labs, Schering-Plough, Sepracor, Inc., Teva Pharmaceutical, Valeant Pharmaceuticals International, Watson Pharmaceuticals and Wyeth.

Source: Value Line, Inc.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to the Company, will be voted FOR the election as directors of the seven persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

Nominees for the Board of Directors

The seven persons named below were designated by the Board as nominees for election as directors. Four of the nominees have served as directors since the last annual meeting and three of the nominees are standing for election for the first time, having been elected to the Board on October 24, 2005 (Ms. Andrews and Mr. Crofton) and January 6, 2006 (Mr. Mills). Information regarding the business experience of each nominee and their service on boards of directors of public companies is provided below. All directors are elected annually to serve until the next annual meeting or until their respective successors are elected and qualified.

Except for Mr. Mills, who is an employee of the Company, the Board has determined that each director qualifies as an “Independent” director as such term is defined by the applicable listing standards of the Nasdaq Stock Market. The Board based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Valerie L. Andrews Directaor since 2005 Age 46
Ms. Andrews has been a director of Columbia since October 2005 and is Associate General Counsel and Chief Compliance Officer of Vertex Pharmaceuticals Inc. Before joining Vertex in 2002, Ms. Andrews was Executive Director of Licensing for Massachusetts General and The Brigham and Women’s Hospitals, and prior to that a partner in the law firm of Hill & Barlow. She served as a law clerk to Chief Judge Levin H. Campbell of the United States Court of Appeals for the First Circuit from 1988 to 1989, and earlier rose to the rank of Captain in the United States Air Force.

Edward A. Blechschmidt Director since 2004 Age 53
Mr. Blechschmidt has been a director of Columbia since August 2004 and Vice Chairman of the Board since November 2004. He was Chairman, Chief Executive Officer and President of Gentiva Health Services from March 2000 until his retirement in July 2002. He previously served as Chief Executive Officer of Olsten Corporation (“Olsten”), the conglomerate from which Gentiva Health Services was split off and taken public. Before joining Olsten, Mr. Blechschmidt was President and Chief Executive Officer of both Siemens’ Nixdorf Americas and Siemens’ Pyramid Technology, prior to which he served more than 20 years with Unisys Corporation, ultimately as Chief Financial Officer. He is currently a director of HEALTHSOUTH Corp., Lionbridge Technologies, Inc. (business services), and Option Care, Inc. (health care).

James S. Crofton Director since 2005 Age 54
Mr. Crofton has been a director of Columbia since October 2005. He has been Senior Vice President and Chief Financial Officer of Sarnoff Corporation (technology) since 1999. Previously, Mr. Crofton was Chief Financial Officer of EA Industries, Inc. (electronics manufacturing), and prior to that served in various positions, including Vice President of Finance, with Unisys Corporation (IT).

Stephen G. Kasnet Director since 2004 Age 60
Mr. Kasnet has been a director of the Company since August 2004 and Chairman of the Board since November 2004. He has been the President and Chief Executive Officer of Harbor Global Company, Ltd., since June 2000. He previously held senior management positions with various financial organizations, including Pioneer Group, Inc.; First Winthrop Corporation and Winthrop Financial Associates; and Cabot and Forbes. He serves as Chairman of the Board of Rubicon Ltd. (forestry) and is a director of both Tenon Ltd. (wood products) and BankNorth Massachusetts. He was Chairman of Warren Bank from 1990 to 2003. He is also a trustee and vice president of the board of Governor Dummer Academy, Byfield, MA.

Robert S. Mills Director since 2006 Age 53
Mr. Mills has been a director of the Company since January 2006, and has been the Company’s President and Chief Executive Officer since March 2006. Mr. Mills was Senior Vice President and Chief Operating Officer of the Company. Prior to joining the Company in 2001, Mr. Mills served as senior Vice President, Manufacturing Operations, at Watson Pharmaceuticals and General Manager of Schein Pharmaceuticals, now Watson Pharma, Inc.  During his 30-year career in the pharmaceutical industry he also served as Vice President, Operations, at Alpharma, Inc. and held various positions with Aventis, SA.

Denis M. O’Donnell, M.D. Director since 1999 Age 52
Dr. O’Donnell has been a director of the Company since January 1999, and is Managing Director of Seaside Capital, LLC. From 2004 to 2005, he also served as Chief Executive Officer of Molecular Diagnostics, Inc. (medical diagnostics and screening). Dr. O’Donnell served as Chairman of the Board of Directors of Novavax, Inc. (pharmaceuticals) from 2000 to 2005, President from 1995 to 1997, and Vice President from 1991 to 1995. He remains a Directors of Novavax, Inc. and serves on both the Board of Directors and audit committee of ELXSI, Inc. (restaurant and water inspection services).

Selwyn P. Oskowitz, M.D. Director since 1999 Age 60
Dr. Oskowitz has been a director of the Company since January 1999. An assistant professor of obstetrics, gynecology and reproductive biology at Harvard Medical School since 1993, Dr. Oskowitz is a reproductive endocrinologist at, and Director of, Boston IVF, a fertility clinic with which he has been associated since 1986. Dr. Oskowitz is a past President of the Boston Fertility Society.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE SEVEN NOMINEES.

PROPOSAL 2 — RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Goldstein Golub Kessler LLP as Columbia’s independent registered public accounting firm to audit Columbia’s financial statements for the 2006 fiscal year. The Board recommends that the stockholders ratify the selection of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP has served as Columbia’s independent auditor since 1998.

Columbia has been advised that representatives of Goldstein Golub Kessler LLP will be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

GENERAL

The Board of the Company knows of no other matters other than those stated in this Proxy Statement that are to be presented for action at the annual meeting. If any other matters should properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

ANNUAL REPORT

The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2005 (as filed with the U.S. Securities and Exchange Commission), including the financial statements and schedules thereto. All such requests should be directed to Investor Relations Department, Columbia Laboratories, Inc., 354 Eisenhower Parkway, Plaza 1, 2nd Floor, Livingston, NJ 07039.

ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the annual meeting?

A:
Other than the two proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of Columbia’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:
Columbia will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by Columbia’s directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of Georgeson Shareholder Communications, Inc. (“Georgeson”) to aid in the solicitation of proxies. We estimate that we will pay Georgeson a fee of $4,500 for its services plus per-call fees for any individual solicitations and reimbursement of reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	How do I propose individuals to serve as directors?

A:
Stockholders wishing to submit to the Nominating and Corporate Governance Committee qualified candidates for possible nomination to Columbia’s Board may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Columbia Laboratories, Inc., 354 Eisenhower Parkway, Plaza 1, 2nd Floor, Livingston, NJ 07039:

(i)	Name of the candidate and a brief biographical sketch and resume;
(ii)	Contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and
(iii)	A signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit proposals for consideration at future stockholder meetings.

Stockholder Proposals for Inclusion in 2007 proxy: In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2007 Annual Meeting of Stockholders, it must be received by the Company not later than December 11, 2006, in such form as is required by the rules and regulations promulgated by the Securities and Exchange Commission. A proposal submitted by a stockholder outside of the process of Rule 14a-8 for the 2007 Annual Meeting of Stockholders will not be considered timely unless such proposal is received by the Company prior to February 24, 2007. The proxy to be solicited on behalf of the Company’s Board for the 2007 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2007 Annual Meeting.

By Order of the Board of Directors

Michael McGrane Secretary

April 10, 2006

Appendix A

COLUMBIA LABORATORIES, INC.

Audit Committee Charter

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Columbia Laboratories, Inc. (the “Company”) on May 12, 2004.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Certificate of Incorporation and By Laws, it is not intended to establish by its own force any legally binding obligations.

I.	PURPOSES

The Audit Committee (the “Committee”) shall assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of the Company’s financial reporting to any governmental or regulatory body, the public or other users thereof; (ii) the Company’s systems of internal accounting and financial and disclosure controls; (iii) the qualifications, engagement, compensation, independence and performance of the Company’s independent auditors, their conduct of the annual audit, and their engagement for any other services; (iv) the Company’s legal and regulatory compliance; (v) the Company’s codes of ethics as established by management and the Board; and (vi) the preparation of the audit committee report required by Securities & Exchange Commission (“SEC”) rules to be included in the Company’s annual proxy statement.

In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel, independent auditors or other advisors to assist it in carrying out its activities. The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Committee’s counsel, independent auditors and other advisors. The Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel, independent auditors, and other advisors hired to assist the Committee, who shall be accountable ultimately to the Committee.

II.	COMMITTEE MEMBERSHIP

The Committee shall consist of three or more members of the Board, each of whom the Board has selected and determined to be “independent” in accordance with applicable rules of the SEC and the NASDAQ National Market. All members of the Committee shall meet the financial literacy requirements of the NASDAQ National Market and at least one member shall be an “audit committee financial expert” as such term is defined under applicable SEC rules. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. Such determination shall be disclosed in the annual proxy statement.

Committee members shall continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time. The Chairman of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board to convene and chair meetings of the Committee, set agendas for meetings, and determine the Committee’s information needs. In the absence of the Chairman at a duly convened meeting, the Committee shall select a temporary substitute from among its members.

III.	COMMITTEE MEETINGS

The Committee shall meet on a regularly-scheduled basis at least four times per year or more frequently as circumstances dictate. The Committee shall meet at least quarterly with the independent auditor in separate executive sessions to provide the opportunity for full and frank discussion without members of senior management present.

The Committee shall establish its own schedule and rules of procedure. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

IV.	KEY RESPONSIBILITIES

The Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee recognizes that Company management and the independent auditors have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work.

The following responsibilities are set forth as a guide for fulfilling the Committee’s purposes, with the understanding that the Committee’s activities may diverge as appropriate given the circumstances. The Committee is authorized to carry out these activities and other actions reasonably related to the Committee’s purposes or assigned by the Board from time to time.

The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.

To fulfill its purposes, the Committee shall:

A.	Supervise the Independent Audit

1.
appoint subject to such approval by shareholders as may be mandated in the By Laws, evaluate taking into account opinions of management and including an evaluation of the lead audit partner(s), compensate, oversee the work of, and if appropriate terminate, the independent auditor, who shall report directly to the Committee;

2.
review and approve the terms of the independent auditor’s retention, engagement and scope of the annual audit, and pre-approve any audit related and permitted non-audit services (including the fees and terms thereof) to be provided by the independent auditor (with pre-approvals disclosed as appropriate in the Company’s periodic public filings);

3.
on an annual basis: (i) review a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1 (as modified or supplemented), actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence; (ii) consider whether, in addition to assuring the regular rotation of the lead audit partner as required by law, in the interest of assuring a continuing independence of the independent auditor, the Company should regularly rotate its independent auditor; and (iii) set clear hiring policies for employees or former employees of the independent auditors;

4.
review and discuss with management and the independent auditor: (i) any significant findings during the year, including the status of previous audit recommendations; (ii) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise) or any other audit problems or difficulties encountered in the course of audit work; (iii) any restrictions on the scope of activities or access to required information; (iv) any changes required in the scope of the audit plan; (v) the audit budget and staffing; and (vi) the coordination of audit efforts in order to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources;

5.
review and resolve any disagreements between management and the independent auditor concerning financial reporting, or relating to any audit report or other audit, review or attest services provided by the independent auditor;

B.	Oversee Internal Controls & Risk Management

6.
review and discuss with management and the independent auditor: (i) the adequacy of the Company’s internal and disclosure controls and procedures, including whether such controls and procedures are designed to provide reasonable assurance that transactions entered into by the Company are properly authorized, assets are safeguarded from unauthorized or improper use, and transactions by the Company are properly recorded and reported; (ii) any significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and (iv) related findings and recommendations of management together with the independent auditor’s attestation report;

7.
review and discuss with management and the independent auditor any significant risks or exposures and assess the steps management has taken to minimize such risks; and discuss with management and the independent auditor, and oversee the Company’s underlying policies with respect to, risk assessment and risk management;

8.
establish and oversee procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

	9.	review and recommend the appointment, reassignment, replacement, or dismissal of the Chief Financial Officer/Controller;

C.	Oversee Financial Reporting

10.
review and discuss with management and the independent auditor: (i) all critical accounting policies and practices used by the Company; (ii) any significant changes in Company accounting policies; (iii) any material alternative accounting treatments within Generally Accepted Accounting Principles (“GAAP”) that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm; and (iv) any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports;

	11.	inquire as to the independent auditor’s view of the accounting treatment related to significant new transactions or other significant matters or events not in the ordinary course of business;

12.
review and discuss with the independent auditor the matters required to be discussed with the independent auditor by: (i) Statement of Auditing Standards (“SAS”) No. 61, including the auditor’s responsibility under generally accepted auditing standards, the significant accounting policies used by the Company, accounting estimates used by the Company and the process used by management in formulating them, any consultation with other accountants and any major issues discussed with management prior to its retention; (ii) SAS No. 90, including whether Company accounting principles as applied are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether or not those principles reflect common or minority practices; and (iii) SAS No. 100, including the review of the interim financial information of the Company and any material modifications that need to be made to the interim financial information for it to conform with GAAP;

13.	review and discuss with management and the independent auditor any material financial or non-financial arrangements that do not appear on the financial statements of the Company;

14.
review and discuss with the independent auditor: (i) any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company or any other material written communications between the accounting firm and management, such as any management letter or schedule of “unadjusted differences”;

15.
review the Company’s financial statements, including: (i) prior to public release, review and discuss with management and the independent auditor the Company’s annual and quarterly financial statements to be filed with the SEC (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any certifications regarding the financial statements or the Company’s internal accounting and financial controls and procedures and disclosure controls or procedures filed with the SEC by the Company’s senior executive and financial officers); and (ii) with respect to the independent auditor’s annual audit report and certification, before release of the annual audited financial statements, meet with the independent auditor without any management member present to discuss the adequacy of the Company’s system of internal accounting and financial controls, the appropriateness of the accounting principles used to and judgments made in the preparation of the Company’s audited financial statements, and the quality of the Company’s financial reports; (iii) meet separately, periodically, with management, internal auditors (or other personnel responsible for the internal audit function) and the independent auditor; (iv) recommend to the Board whether to include the audited annual financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC; and (v) prior to submission to any governmental authority of any financial statements of the Company that differ from the financial statements filed by the Company with the SEC, reviewing such financial statements and any report, certification or opinion thereon provided by the independent auditor;

16.
at least annually, review a report by the independent auditor describing: (i) the firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality control review of the firm, or by any review, inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company (to be set out in a formal written statement);

17.
discuss with management and the independent auditor, as appropriate, earnings press releases and financial information and earnings guidance (including non-GAAP financial measures) provided to analysts and to rating agencies;

D.	Oversee Legal & Ethical Compliance

18.
review periodically with the General Counsel: (i) legal and regulatory matters that may have a material impact on the Company’s financial statement; and (ii) the scope and effectiveness of compliance policies and programs;

19.
review at least annually with management including the General Counsel compliance with, the adequacy of and any requests for waivers under the Company’s code(s) of business conduct and ethics (including codes that apply to all employees as well as those applicable to directors, senior officers and financial officers and the Company’s policies and procedures concerning trading in Company securities and use in trading of proprietary or confidential information); any waiver to any executive officer of director granted by the Committee shall be reported by the Committee to the Board;

	20.	review and address conflicts of interest of directors and executive officers;

21.
review, discuss with management and the independent auditor, and approve any transactions or courses of dealing with related parties that are required to be disclosed pursuant to SEC Regulation S-K, Item 404;

E.	Report & Self-Evaluate

22.
oversee the preparation and approve all reports required by the Committee, including the report for inclusion in the Company’s annual proxy statement, stating whether the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters required to be discussed by SAS Nos. 61 and 90; (iii) has received the written disclosure and letter from the independent auditors (describing their relationships with the Company) and has discussed with them their independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company’s Annual Report on Form 10-K for filing with the SEC;

23.	conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this Charter;

24.	review and reassess the adequacy of this Charter annually, and recommend to the Board amendments as the Committee deems appropriate; and

25.
report regularly to the Board on Committee findings and recommendations (including on any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors or the performance of the internal audit function) and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

ANNUAL MEETING OF STOCKHOLDERS OF

COLUMBIA LABORATORIES, INC.

May 15, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Valerie L. Andrews
- ○ Edward A. Blechschmidt
- ○ James S. Crofton
- ○ Stephen G. Kasnet
- ○ Robert S. Mills
- ○ Denis M. O'Donnell, M.D.
- ○ Selwyn P. Oskowitz, M.D.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratify the selection of Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm for the current year.	☐	☐	☐

This Proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted "FOR" Items 1 and 2.

PLEASE MARK, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

COLUMBIA LABORATORIES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 15, 2006

The undersigned hereby appoints each of Stephen G. Kasnet and Robert S. Mills as Proxies, each with the power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of Common Stock $.01 par value per share, or, as the case may be, shares of Series B Convertible Preferred Stock, $.01 par value per share, or shares of Series E Convertible Preferred Stock, $.01 par value per share, of Columbia Laboratories, Inc. (the "Company") held of record by the undersigned on March 30, 2006, at the Company's Annual Meeting of Stockholders, to be held on May 15, 2006, or at any adjournment or adjournments thereof.

(Continued, and to be signed, on the reverse side.)

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